                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                  June 17, 2002
                Date of Report (Date of earliest event reported)


                                   ----------

                              NEOTHERAPEUTICS, INC.

             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-28782                93-0979187
(State or other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)        Identification Number)

        157 TECHNOLOGY DRIVE                                       92618
         IRVINE, CALIFORNIA                                      (Zip Code)
(Address of principal executive offices)

                                 (949) 788-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. EXHIBITS
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Exhibits:

99.1 Management presentation at the Annual Meeting of Stockholders on June 17, 2002.

99.2 Slide presentation accompanying the management presentation at the Annual Meeting of Stockholders on June 17, 2002.



ITEM 9. REGULATION FD DISCLOSURE

      NeoTherapeutics, Inc. is holding its Annual Meeting of Stockholders on Monday, June 17, 2002, at 3:30 p.m. Pacific Standard Time. At the Annual Meeting, management for NeoTherapeutics will be making a presentation, an unofficial transcript of which is attached hereto as Exhibit 99.1. In addition, attached hereto as Exhibit 99.2 is a slide presentation used with the presentation. Both Exhibit 99.1 and 99.2 are incorporated herein by this reference. Information regarding the presentation will also be available on NeoTherapeutics' website at www.neot.com. NeoTherapeutics, Inc. is furnishing the information contained in this Current Report on Form 8-K pursuant to the Securities and Exchange Commission's Regulation FD.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEOTHERAPEUTICS, INC.


Date: June 17, 2002                 By:    /s/ Samuel Gulko
                                           ------------------------
                                    Name:  Samuel Gulko

                                    Title: Senior Vice President, Finance,
                                           Chief Financial Officer, Secretary
                                           and Treasurer
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EXHIBIT INDEX

Exhibits:
--------

99.1 Management presentation at the Annual Meeting of Stockholders on June 17, 2002.

99.2 Slide presentation accompanying the management presentation at the Annual Meeting of Stockholders on June 17, 2002.